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    As filed with the Securities and Exchange Commission on January 17, 2002

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):
                                December 12, 2001

Commission File   Exact name of registrant as specified          I.R.S. Employer
Number            in its charter, state of incorporation,        Identification
                  address of principal executive offices,        Number
                  and telephone number

1-15929           Progress Energy, Inc.                          56-2155481
                  410 S. Wilmington Street
                  Raleigh, North Carolina 27601-1748
                  Telephone:  (919) 546-6411
                  State of Incorporation: North Carolina

      The address of the registrant has not changed since the last report.

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ITEM 5.  OTHER EVENTS

         (a) BY-LAWS. On December 12, 2001, the Registrant adopted certain amendments to its By-Laws. A copy of the Registrant's By-Laws, as amended December 12, 2001, is filed as Exhibit 3 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   EXHIBITS.

         3        By-Laws of Progress Energy, Inc., as amended December 12,
                   2001.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PROGRESS ENERGY, INC.
                                          Registrant

                                          By:    /s/ Peter M. Scott III
                                               ---------------------------------
                                                   Peter M. Scott III
                                                   Executive Vice President and
                                                   Chief Financial Officer

Date:  January 17, 2002


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                                  EXHIBIT INDEX

3   By-Laws of Progress Energy, Inc., as amended December 12, 2001.











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